Exhibit 10.3

SECOND AMENDMENT

TO

AMENDED AND RESTATED

LIMITED PARTNERSHIP AGREEMENT

OF

NEXPOINT RESIDENTIAL TRUST OPERATING PARTNERSHIP, L.P.

This Second Amendment (this “Amendment”), dated as of April 1, 2022, is to the Amended and Restated Limited Partnership Agreement (as amended, the “Limited Partnership Agreement”) of NexPoint Residential Trust Operating Partnership, L.P. (the “Partnership”), dated August 1, 2017, as amended by the First Amendment to the Partnership Agreement, dated November 16, 2018 and among NexPoint Residential Trust Operating Partnership GP, LLC, a Delaware limited liability company (the “General Partner”), and the limited partners that are party thereto from time to time. All capitalized terms used herein and not otherwise defined have the respective meaning given to such terms in the Partnership Agreement.

RECITALS

(a)
In accordance with Section 14.1 of the Partnership Agreement, the General Partner has approved the amendment to the Partnership Agreement set forth herein.

AGREEMENTS

Section 1. Exhibit A. Exhibit A of the Partnership Agreement is hereby deleted in its entirety and any references to Exhibit A in the Limited Partnership Agreement shall be to the books and records of the Partnership.

Section 2. Miscellaneous.

a.
Effect of Amendment. This Amendment is limited as specified and shall not constitute a modification, amendment or waiver of any other provision of the Limited Partnership Agreement. Except as specifically amended by this Amendment, all other provisions of the Limited Partnership Agreement are hereby ratified and remain in full force and effect.

b.
Single Document. From and after the date hereof, all references to the Limited Partnership Agreement shall be deemed to be references to the Limited Partnership Agreement as amended by this Amendment.
c.
Severability. In the event that any provision of this Amendment or the application of any provision of this Amendment is declared to be invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Amendment shall not be affected.

d.
Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.
e.
Headings. The headings in this Amendment are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof.

[Signature Page Follows]

Exhibit 10.3

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

GENERAL PARTNER:

NexPoint Residential Trust Operating Partnership GP, LLC

By: NexPoint Residential Trust, Inc., its sole member

By: /s/ Brian Mitts

Name: Brian Mitts

Title: Chief Financial Officer, Executive VP-Finance,

Secretary and Treasurer